EXHIBIT 10.48

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is made and dated as of the 31st day of December, 2001 by and between PAULA FINANCIAL, a Delaware corporation (the “Borrower”), and UNITED CALIFORNIA BANK, formerly known as Sanwa Bank California, a California banking corporation (“the Lender”).

RECITALS

A.            Pursuant to that certain Credit Agreement dated as of March 31, 1997 by and between the Borrower and the Lender (as amended, extended and replaced from time to time, the “Credit Agreement,” and with capitalized terms used herein and not otherwise defined used with the meanings given such terms in the Credit Agreement), the Lender agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein.

B.            Pursuant to that certain First Amendment to Credit Agreement and Waiver dated as of January 30, 2001 (the “First Amendment”) the Borrower and the Lender agreed to amend the Credit Agreement in certain respects, including, without limitation, to modify the amortization schedule for the Term Loan and to make the Term Loan Payable in full on December 31, 2001.  In addition, the Lender agreed to waive, on a one time basis, certain Events of Default existing thereunder.

C.            The Borrower has requested the Lender to extend the final maturity date for the Term Loan and the Lender has agreed to do so on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1.             Modification of Amortization Schedule.  The Lender and the Borrower hereby agree that notwithstanding anything contained in Paragraph 1(b) of the Credit Agreement, as amended by the First Amendment, the outstanding principal balance of the Term Loan as of December 31, 2001, which is $4,375,500.00, shall be payable in consecutive quarterly installments as follows:

Payment Date	Required Principal Payment
December 31, 2001	$325,000.00
March 31, 2002	$325,000.00
June 30, 2002	$325,000.00
September 30, 2002	$325,000.00
December 31, 2002	$325,000.00
January 1, 2003	Remaining Principal Balance

2.             Reporting Requirements.  To reflect the agreement of the Borrower to provide certain additional information to the Lender from time to time:

(a)           Subparagraph (5) of Paragraph 5(a) of the Credit Agreement is hereby amended to delete the parenthetical immediately preceding the semi-colon at the end of said subparagraph which was added pursuant to the First Amendment and to replace the same with the following proviso, “:provided, however that the annual budgets and projections provided for fiscal year 2002 shall be delivered by January 31, 2002 and shall be broken down by fiscal quarter”.

(b)           Subparagraphs (10) and (11) of Paragraph 5(a) of the Credit Agreement are hereby amended to read in their entirely as follows:

“(10)       Within sixty (60) days after the last day of each of the calendar months ending December 31, 2001, January 31, 2002 and February 28, 2002, and thirty (30) days after the last day of each subsequent calendar month, consolidated statements of income and changes in financial position for such calendar month and balance sheets as of the end of each such calendar month for the Borrower and its consolidated Subsidiaries, accompanied in each case by a certificate of the chief financial officer of the Borrower stating that such financial statements are presented fairly in accordance with GAAP;

(11)         Concurrently with the delivery of the quarterly financial statements pursuant to subparagraph (a)(2) above, a certificate of the chief financial officer of the Borrower, in form and detail reasonably satisfactory to the Lender, setting forth calculations certified to be true, complete and correct comparing losses and loss expenses incurred and net income of the Borrower and its consolidated Subsidiaries for such fiscal quarter and for the fiscal year to date, against such items as set forth in the budget for such fiscal year delivered pursuant to subparagraph (a)(5) above (as such budget shall be permitted to be adjusted by the Company following the end of each fiscal quarter to reflect actual performance of the Borrower and its consolidated Subsidiaries during such fiscal quarter and other anticipated changes in such budget, such revised budgets, accompanied by backup information supporting the bases for the adjustments reflected therein, to be delivered no later than forty five (45) days following the end of each fiscal quarter);”

3.             Modification of Financial Covenants.  To reflect the agreement of the Lender and the Borrower to modify certain of the financial covenants set forth in the Credit Agreement, Paragraph 6(o) of the Credit Agreement is hereby amended as follows:

(a)           Subparagraph (1) of Paragraph 6(o) is hereby amended to read in its entirety as follows:

“(1)         PICO’s ratio, determined in accordance with SAP, of net premiums written during the most recent ending four fiscal quarters to surplus plus excess statutory reserves as of the last day of the most recent ending fiscal quarter, to exceed 7.00:1.00; or”

(b)           Subparagraph (2) of Paragraph 6(o) is hereby amended to read in its entirety as follows:

“(2)         At and as of the end of any fiscal quarter, PICO’s surplus at such date plus excess statutory reserves, to be less than one hundred fifty percent (150%) of the outstanding principal balance of the Term Loan at such date; or”

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4.             Reaffirmation of Loan Documents.  The Borrower hereby affirms and agrees that (a) the execution and delivery by the Borrower of and the performance of its obligations under this Amendment shall not in any manner or to any extent amend, impair, invalidate or otherwise affect any of the obligations of the Borrower or the rights of the Lender under the Credit Agreement or any other Loan Document, including, without limitation, the Stock Pledge Agreement, except as expressly set forth herein, (b) the term “Obligations” as used in the Loan Documents includes, without limitation, the Obligations of the Borrower under the Credit Agreement as amended hereby, including, without limitation, under the Stock Pledge Agreement, and (c) the Credit Agreement as amended hereby and the other Loan Documents remain in full force and effect.

5.             Release.  The Borrower, on behalf of itself and each of its successors and assigns, agrees as follows:

(a)           The Borrower hereby forever releases, discharges and acquits the Lender and its parent, subsidiary and affiliate corporations, and their officers, directors, shareholders, agents, representatives and employees, and their successors, heirs, and assigns, and each of them (collectively and severally, the “Releasees”), of and from any and all of the following (collectively and severally, “Claims”): All claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of actions, debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore, now existing or hereafter arising, or which could, might, or may be claimed to exist, or whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length, which in any way arise out of, are connected with or relate to the Credit Agreement and the other Loan Documents and the transactions contemplated thereby, including, without limitation, any action or inaction of any of the Releasees.

(b)           The Borrower hereby agrees, represents and warrants that the matters released herein are not limited to matters which are known or disclosed, and the Borrower hereby waives any and all rights and benefits which it now has, or in the future may have, conferred upon it by virtue of the provisions of Section 1542 of the Civil Code of the State of California which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

In this connection, the Borrower hereby agrees, represents, and warrants that it realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are presently unknown, unanticipated and unsuspected, and it further agrees, represents and warrants that this release has been negotiated and agreed upon in light of that realization and that it nevertheless hereby intends to release, discharge and acquit the Releasees from any such unknown claims which would be Claims if known on the date hereof.

(c)           The Borrower hereby acknowledges and agrees that the acceptance of delivery of this Amendment, including, without limitation, the release set forth in this Paragraph 5, shall not be deemed or construed as an admission of liability by any Releasee, and each

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Releasee shall be automatically be deemed to have expressly denied liability of any nature whatsoever arising from or related to the subject of this release.

(d)           The Borrower hereby represents and warrants that it has had advice of counsel of its own choosing in negotiations for and the preparation of this Amendment, that, in particular, it has read this Paragraph 5, that it has had this release fully explained by such counsel and that it is fully aware of its contents and legal effect.

6.             Amendment Effective Date.  This Amendment shall be effective as of the day and year first above written on the date (the “Amendment Effective Date”) that there has been delivered to Lender each of the following:

(a)           A copy of this Amendment, duly executed by each of the Lender and the Borrower;

(b)           A copy of a Reaffirmation of Guaranties and Guarantor Subordination Agreements in the form of that attached hereto as Amendment Exhibit A, duly executed by each of the Guarantors;

(c)           A non-refundable amendment fee in the amount of $44,000.00;

(d)           The fees and expenses of Morrison & Foerster LLP incurred by the Lender and payable by the Borrower pursuant to Paragraph 5(f) of the Credit Agreement; and

(e)           Such corporate resolutions, incumbency certificates and other authorizing documentation for the Borrower and the Guarantors as the Lender may request.

7.             Representations and Warranties.  The Borrower hereby represents and warrants to the Lender that at the date hereof and at and as of the Amendment Effective Date:

(a)           The Borrower has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and other documents, instruments and agreements required to be delivered by it hereunder (the “Amendment Documents”) and has taken all necessary corporate action to authorize the execution, delivery and performance of the Amendment Documents.  The Amendment Documents have been duly executed and delivered on behalf of the Borrower and constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

(b)           The representations and warranties of the Borrower contained in the Loan Documents are accurate and complete in all respects, and there has not occurred an Event of Default or Potential Default which has not been waived pursuant to the First Amendment.

(c)           The Guarantors executing the Reaffirmation of Guaranties and Guarantor Subordination Agreements are all of the Subsidiaries of the Borrower existing at the date hereof.

8.             No Other Amendment.  Except as expressly amended hereby, the Loan Documents shall remain in full force and effect as written and amended to date.

9.             Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

PAULA FINANCIAL, a Delaware corporation

By	/s/ James A. Nicholson
Name	James A. Nicholson
Title	Sr. Vice President/CFO/Treasurer/Secretary

UNITED CALIFORNIA BANK, formerly known as Sanwa Bank California

By	/s/ Jerry McDermott
Name	Jerry McDermott
Title	V.P.

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SCHEDULE OF EXHIBITS

EXHIBIT	DOCUMENT

A	Form of Reaffirmation of Guaranties and Guarantor Subordination Agreements

AMENDMENT EXHIBIT A

FORM OF:

REAFFIRMATION OF
GUARANTIES AND GUARANTOR SUBORDINATION AGREEMENT

THIS REAFFIRMATION OF GUARANTIES AND GUARANTOR SUBORDINATION AGREEMENTS (the “Reaffirmation”) is made and dated as of the 31st day of December, 2001, by the undersigned (the “Guarantors”) in favor of UNITED CALIFORNIA BANK, formerly known as Sanwa Bank California (the “Lender”).

RECITALS

A.            Pursuant to that certain Credit Agreement dated as of March 31, 1997 by and between PAULA FINANCIAL, a Delaware corporation (the “Borrower”), and the Lender (as amended, extended and replaced from time to time, the “Credit Agreement,” and with capitalized terms not otherwise defined herein used with the meanings given such terms in the Credit Agreement), the Lender agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein, including, without limitation, the condition that each of the undersigned execute and deliver to the Lender a Guaranty and a Guarantor Subordination Agreement.

B.            In connection with the execution and delivery of that certain Second Amendment and Waiver to the Credit Agreement dated concurrently herewith (the “Second Amendment”) and as a condition to the effectiveness of such Second Amendment, the undersigned are required to reaffirm the continuing effectiveness of the Guaranties and Guarantor Subordination Agreements executed by them.

NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned hereby agrees as follows:

AGREEMENT

1.             Approval of Second Amendment.  Each of the Guarantors hereby confirms that it has reviewed and approved the Second Amendment.

2.             Reaffirmation of Guaranties and Guarantor Subordination Agreements.  Each of the Guarantors hereby affirms and agrees that:

(a)           The execution and delivery by the Borrower of the Second Amendment and the performance by the Borrower of its obligations under the Credit Agreement as amended to thereby, shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Guarantors under its respective Guaranty and Guarantor Subordination Agreement or any other document or instrument made or given by it in connection therewith;

(b)           The term “Obligations” as used in each Guaranty and Guarantor Subordination Agreement include, without limitation, the “Obligations” of the Borrower under the Credit Agreement as amended to date, including, without limitation, pursuant to the Second Amendment;

(c)           Each Guaranty and each Guarantor Subordination Agreement remains in full force and effect; and

(d)           Each Guaranty continues to constitute an absolute and unconditional guaranty of the Obligations of the Borrower as set forth more particularly therein.

3.             Release.  Each of the Guarantors, on behalf of itself and each of its successors and assigns, agrees as follows:

(a)           Each of the Guarantors hereby forever releases, discharges and acquits the Lender and its parent, subsidiary and affiliate corporations, and their officers, directors, shareholders, agents, representatives and employees, and their successors, heirs, and assigns, and each of them (collectively and severally, the “Releasees”), of and from any and all of the following (collectively and severally, “Claims”):  All claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of actions, debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore, now existing or hereafter arising, or which could, might, or may be claimed to exist, or whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length, which in any way arise out of, are connected with or relate to the Credit Agreement and the other Loan Documents and the transactions contemplated thereby, including, without limitation, any action or inaction of any of the Releasees.

(b)           Each of the Guarantors hereby agrees, represents and warrants that the matters released herein are not limited to matters which are known or disclosed, and each of the Guarantors hereby waives any and all rights and benefits which it now has, or in the future may have, conferred upon it by virtue of the provisions of Section 1542 of the Civil Code of the State of California which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

In this connection, each of the Guarantors hereby agrees, represents, and warrants that it realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to Claims which are presently unknown, unanticipated and unsuspected, and it further agrees, represents and warrants that this release has been negotiated and agreed upon in light of that realization and that it nevertheless hereby intends to release, discharge and acquit the Releasees from any such unknown claims which would be Claims if known on the date hereof.

(c)           Each of the Guarantors hereby acknowledges and agrees that the acceptance of delivery of this Amendment, including, without limitation, the release set forth in this Paragraph 3, shall not be deemed or construed as an admission of liability by any Releasee, and each Releasee shall be automatically be deemed to have expressly denied liability of any nature whatsoever arising from or related to the subject of this release.

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(d)           Each of the Guarantors hereby represents and warrants that it has had advice of counsel of its own choosing in negotiations for and the preparation of this Amendment, that, in particular, it has read this Paragraph 3, that it has had this release fully explained by such counsel and that it is fully aware of its contents and legal effect.

4.             Representations and Warranties.  Each of the Guarantors hereby represents and warrants to the Lender that:

(a)           Such Person has the corporate power and authority and the legal right to execute, deliver and perform this Reaffirmation and has taken all necessary corporate action to authorize the execution, delivery and performance of it;

(b)           This Reaffirmation has been duly executed and delivered on behalf of such Person and constitutes a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity; and

(c)           Such Person has no claim, by way of direct claim, counterclaim, offset or otherwise, against the Lender or any of its directors, officers, affiliates or representatives, arising out of or relating to the Credit Agreement or the transactions contemplated thereby, including without limitation, under such Person’s Guaranty or Guarantor Subordination Agreement.

5.             Counterparts.  This Reaffirmation may be executed in counterparts, all of which taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, each of the Guarantors have caused this Reaffirmation to be executed as of the day and year first above written.

[Signature Pages Following]

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PAN AMERICAN UNDERWRITERS, INC.,
a Nevada Corporation

By:	/s/ James A. Nicholson
Name:	James A. Nicholson
Title:	Sr. Vice President/CFO/Treasurer/Secretary

PAN AMERICAN UNDERWRITERS INSURANCE
AGENTS & BROKERS, INC., an Arizona corporation

By:	/s/ James A. Nicholson
Name:	James A. Nicholson
Title:	Sr. Vice President/CFO/Treasurer/Secretary

AGRI-COMP INSURANCE AGENCY, INC.,
an Oregon corporation

By:	/s/ James A. Nicholson
Name:	James A. Nicholson
Title:	Sr. Vice President/CFO/Treasurer/Secretary

PAN PACIFIC BENEFIT ADMINISTRATORS,
INC., a California corporation

By:	/s/ James A. Nicholson
Name:	James A. Nicholson
Title:	Sr. Vice President/CFO/Treasurer/Secretary

PAULA TRADING COMPANY INSURANCE
AGENTS & BROKERS, INC., a California corporation

By:	/s/ James A. Nicholson
Name:	James A. Nicholson
Title:	Sr. Vice President/CFO/Treasurer/Secretary

REAFFIRMATION OF
GUARANTIES AND GUARANTOR SUBORDINATION AGREEMENTS

THIS REAFFIRMATION OF GUARANTIES AND GUARANTOR SUBORDINATION AGREEMENTS (the “Reaffirmation”) is made and dated as of the 31st day of December, 2001, by the undersigned (the “Guarantors”) in favor of UNITED CALIFORNIA BANK, formerly known as Sanwa Bank California (the “Lender”).

RECITALS

A.            Pursuant to that certain Credit Agreement dated as of March 31, 1997 by and between PAULA FINANCIAL, a Delaware corporation (the “Borrower”), and the Lender (as amended, extended and replaced from time to time, the “Credit Agreement,” and with capitalized terms not otherwise defined herein used with the meanings given such terms in the Credit Agreement), the Lender agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein, including, without limitation, the condition that each of the undersigned execute and deliver to the Lender a Guaranty and a Guarantor Subordination Agreement.

B.            In connection with the execution and delivery of that certain Second Amendment and Waiver to the Credit Agreement dated concurrently herewith (the “Second Amendment”) and as a condition to the effectiveness of such Second Amendment, the undersigned are required to reaffirm the continuing effectiveness of the Guaranties and Guarantor Subordination Agreements executed by them.

NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned hereby agrees as follows:

AGREEMENT

1.             Approval of Second Amendment.  Each of the Guarantors hereby confirms that it has reviewed and approved the Second Amendment.

2.             Reaffirmation of Guaranties and Guarantor Subordination Agreements.  Each of the Guarantors hereby affirms and agrees that:

(a)           The execution and delivery by the Borrower of the Second Amendment and the performance by the Borrower of its obligations under the Credit Agreement as amended to thereby, shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Guarantors under its respective Guaranty and Guarantor Subordination Agreement or any other document or instrument made or given by it in connection therewith;

(b)           The term “Obligations” as used in each Guaranty and Guarantor Subordination Agreement include, without limitation, the “Obligations” of the Borrower under the Credit Agreement as amended to date, including, without limitation, pursuant to the Second Amendment;

(c)           Each Guaranty and each Guarantor Subordination Agreement remains in full force and effect; and

(d)           Each Guaranty continues to constitute an absolute and unconditional guaranty of the Obligations of the Borrower as set forth more particularly therein.

3.             Release.  Each of the Guarantors, on behalf of itself and each of its successors and assigns, agrees as follows:

(a)           Each of the Guarantors hereby forever releases, discharges and acquits the Lender and its parent, subsidiary and affiliate corporations, and their officers, directors, shareholders, agents, representatives and employees, and their successors, heirs, and assigns, and each of them (collectively and severally, the “Releasees”), of and from any and all of the following (collectively and severally, “Claims”);  All claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of actions, debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore, now existing or hereafter arising, or which could, might, or may be claimed to exist, or whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length, which in any way arise out of, are connected with or relate to the Credit Agreement and the other Loan Documents and the transactions contemplated thereby, including, without limitation, any action or inaction of any of the Releasees.

(b)           Each of the Guarantors hereby agrees, represents and warrants that the matters released herein are not limited to matters which are known or disclosed, and each of the Guarantors hereby waives any and all rights and benefits which it now has, or in the future may have, conferred upon it by virtue of the provisions of Section 1542 of the Civil Code of the State of California which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

In this connection, each of the Guarantors hereby agrees, represents, and warrants that it realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to Claims which are presently unknown, unanticipated and unsuspected, and it further agrees, represents and warrants that this release has been negotiated and agreed upon in light of that realization and that it nevertheless hereby intends to release, discharge and acquit the Releasees from any such unknown claims which would be Claims if known on the date hereof.

(c)           Each of the Guarantors hereby acknowledges and agrees that the acceptance of delivery of this Amendment, including, without limitation, the release set forth in this Paragraph 3, shall not be deemed or construed as an admission of liability by any Releasee, and each Releasee shall be automatically be deemed to have expressly denied liability of any nature whatsoever arising from or related to the subject of this release.

(d)           Each of the Guarantors hereby represents and warrants that it has had advice of counsel of its own choosing in negotiations for and the preparation of this Amendment, that, in particular, it has read this Paragraph 3, that it has had this release fully explained by such counsel and that it is fully aware of its contents and legal effect.

4.             Representations and Warranties.  Each of the Guarantors hereby represents and warrants to the Lender that:

(a)           Such Person has the corporate power and authority and the legal right to execute, deliver and perform this Reaffirmation and has taken all necessary corporate action to authorize the execution, delivery and performance of it;

(b)           This Reaffirmation has been duly executed and delivered on behalf of such Person and constitutes a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity; and

(c)           Such Person has no claim, by way of direct claim, counterclaim, offset or otherwise, against the Lender or any of its directors, officers, affiliates or representatives, arising out of or relating to the Credit Agreement or the transactions contemplated thereby, including without limitation, under such Person’s Guaranty or Guarantor Subordination Agreement.

5.             Counterparts.  This Reaffirmation may be executed in counterparts, all of which taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, each of the Guarantors have caused this Reaffirmation to be executed as of the day and year first above written.

[Signature Pages Following]

PAN AMERICAN UNDERWRITERS, INC.,
a Nevada Corporation

By:	/s/ James A. Nicholson
Name:	James A. Nicholson
Title:	Sr. Vice President/CFO/Treasurer/Secretary

PAN AMERICAN UNDERWRITERS INSURANCE
AGENTS & BROKERS, INC., an Arizona corporation

By:	/s/ James A. Nicholson
Name:	James A. Nicholson
Title:	Sr. Vice President/CFO/Treasurer/Secretary

AGRI-COMP INSURANCE AGENCY, INC.,
an Oregon corporation

By:	/s/ James A. Nicholson
Name:	James A. Nicholson
Title:	Sr. Vice President/CFO/Treasurer/Secretary

PAN PACIFIC BENEFIT ADMINISTRATORS,
INC., a California corporation

By:	/s/ James A. Nicholson
Name:	James A. Nicholson
Title:	Sr. Vice President/CFO/Treasurer/Secretary

PAULA TRADING COMPANY INSURANCE
AGENTS & BROKERS, INC., a California corporation

By:	/s/ James A. Nicholson
Name:	James A. Nicholson
Title:	Sr. Vice President/CFO/Treasurer/Secretary